EXHIBIT 23

Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the following Registration Statements and the related Prospectuses of Regions Financial Corporation, of our reports dated February 16, 2016, with respect to the consolidated financial statements of Regions Financial Corporation and subsidiaries, and the effectiveness of internal control over financial reporting of Regions Financial Corporation and subsidiaries, included in this Annual Report (Form 10-K) for the year ended December 31, 2015:
Form S-8 No. 333-135604 pertaining to the stock options and other equity interests issuable under the Regions Financial Corporation 2006 Long Term Incentive Plan;
Form S-8 No. 333-138460 pertaining to the stock options and other equity interests issued, issuable, or assumed under:
AmSouth Bancorporation 2006 Long Term Incentive Compensation Plan
AmSouth Bancorporation 1996 Long Term Incentive Compensation Plan
First American Corporation 1999 Broad-Based Employee Stock Option Plan
Deposit Guaranty Corporation Long Term Incentive Plans
First American Corporation 1991 Employee Stock Incentive Plan
AmSouth Bancorporation Amended and Restated 1991 Employee Stock Incentive Plan
Pioneer Bancshares, Inc. Long Term Incentive Plan
AmSouth Bancorporation Stock Option Plan for Outside Directors
AmSouth Bancorporation Thrift Plan
AmSouth Bancorporation Deferred Compensation Plan and Amended and Restated Deferred Compensation Plan for Directors of AmSouth Bancorporation
AmSouth Bancorporation Employee Stock Purchase Plan
Form S-8 No. 333-117272 pertaining to the stock options and other equity interests issued, issuable, or assumed under:
Regions Financial Corporation 1999 Long Term Incentive Plan
Regions Financial Corporation Amended and Restated 1991 Long Term Incentive Plan
Regions Financial Corporation Amended and Restated Directors’ Stock Investment Plan
Regions Financial Corporation 401(k) Plan
Regions Financial Corporation Supplemental 401(k) Plan
First Alabama Bancshares, Inc. 1988 Stock Option Plan
Union Planters Corporation 1998 Stock Incentive Plan for Officers and Employees
Union Planters Corporation Amended and Restated 1992 Stock Incentive Plan
Union Planters Corporation 401(k) Retirement Savings Plan
Union Planters Corporation Amended and Restated 1996 Deferred Compensation Plan For Executives
Form S-3 No. 333-124337 pertaining to the registration of $2,000,000,000 debt and equity securities;
Form S-3 No. 333-126797 pertaining to the securities registered on Form S-3 No. 333-124337; and
Form S-3 ASR No. 333-142839 pertaining to the registration of debt and equity securities;
Form S-8 No. 333-161603 pertaining to common stock in connection with various employee benefit plans and other equity interests issued, issuable, or assumed under:
AmSouth Bancorporation 2006 Long Term Incentive Compensation Plan
AmSouth Bancorporation 1996 Long Term Incentive Compensation Plan
First American Corporation 1999 Broad-Based Employee Stock Option Plan
Deposit Guaranty Corporation Long Term Incentive Plans
First American Corporation 1991 Employee Stock Incentive Plan
AmSouth Bancorporation Amended and Restated 1991 Employee Stock Incentive Plan
AmSouth Bancorporation Stock Option Plan for Outside Directors
Regions Financial Corporation 401(k) Plan (formerly AmSouth Bancorporation Thrift Plan)
AmSouth Bancorporation Deferred Compensation Plan and Amended and Restated Deferred Compensation Plan for Directors of AmSouth Bancorporation
AmSouth Bancorporation Employee Stock Purchase Plan
Form S-3 ASR No. 333-165056 pertaining to the registration of debt and equity securities; and
Form S-8 No. 333-166924 pertaining to the stock options and other equity interests issuable under the Regions Financial Corporation 2010 Long Term Incentive Plan.
Form S-3 ASR No. 333-186811 pertaining to the registration of debt and equity securities.
Form S-8 No. 333-203597 pertaining to common stock and other equity interests issuable under the Regions Financial Corporation 2015 Long Term Incentive Plan.

Birmingham, Alabama
February 16, 2016